THE AVATAR ADVANTAGE
                                 BALANCED FUND

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                               Semi-Annual Report

















--------------------------------------------------------------------------------
                            For the Six Months Ended
                                 June 30, 2001

TABLE OF CONTENTS


THE AVATAR ADVANTAGE BALANCED FUND

     Management's Discussion and Analysis Letter ......................   3

     Investment Portfolio .............................................   6

     Statement of Assets and Liabilities ..............................   9

     Statement of Operations ..........................................  10

     Statements of Changes in Net Assets ..............................  11

     Financial Highlights .............................................  12

     Notes to Financial Statements ....................................  13

                       THE AVATAR ADVANTAGE BALANCED FUND

August 2001

Dear Shareholder,

     We wish to report on the results of the AVATAR ADVANTAGE BALANCED FUND for the six months ended June 30, 2001. For this most challenging of periods, Avatar's asset allocation philosophy- participating in market gains during rising markets while protecting capital during declining markets- was severely tested as losses in the Fund amounted to (12.35%) (not including the sales charge). The fully invested S&P 500 Index was down (6.68%) for the same period while the NASDAQ declined (12.24%). Lehman Brothers Corporate/Government Bond Index was up 3.51% for the period. For the first half of the year, the Fund maintained a fluctuating equity position. Its exposure ranged between 45% and 60% invested in equities, 35% to 40% in bonds and the remainder in cash.

2001-- THE FIRST SIX MONTHS IN REVIEW

The period began with so much promise for equities as the Federal Reserve instituted an intra-meeting cut in interest rates on January 3 and followed through with 5 more rate cuts through June; however, the end result was deeply disappointing. The difficult market conditions that characterized the last quarter of 2000 continued into the first quarter of 2001. January's initial rate cut gave only a temporary boost to the equity markets, which then finished down for that week. Over the next few weeks, both the S&P and the NASDAQ recorded gains. A second rate cut in January lifted the S&P but had little affect on the NASDAQ, further confounding market professionals. We reduced our holdings in technology during this period while our bets on energy, healthcare and utilities did well, as well as our decision to increase the Fund's fixed income position when the equity markets began to decline in late January. By mid-February, the markets were back to where they began in January, wiping out not only the gains but also the high hopes investors held. March saw additional fallbacks in the equity markets and we increased our fixed income and cash positions to cushion the fall in equity prices. The first quarter ended in negative territory for most of the equity indices. The reasons were readily apparent-the economy slowed, energy prices rose and capital spending for all intents and purposes came to a halt. The only good news during this period was the continued absence of any inflationary pressures. This helped to propel the bond market ahead of equities and in the process, value stocks replaced growth issues as the place to be. The second quarter, led by healthy returns in the month of April, saw the various indices advance and the hope for a continued market rally was quite high. We all expected the rate cuts to have a lasting positive effect on the markets but as the quarter continued, dire earnings forecasts and the continued slowdown in corporate spending spelled disaster for the equity markets. May and June saw continued erosion of the gains made in April, and although the equity indices finished in positive territory for the complete second quarter and surpassed gains in the bond market, it was not enough to pull them out of negative territory for the six month period.

                       THE AVATAR ADVANTAGE BALANCED FUND

Fixed income investors had a reason to smile as the bond market outperformed equities finishing in positive territory in both the first and second quarters. Yields fell as prices increased. The decline in rates reflected both the expectation of further interest rate cuts and the third straight year of government surpluses (though not as high as initially expected). Economic weakness helped to calm whatever inflation fears there were and allowed the Fed to maintain its focus on resisting recession. The Fund's focus on longer maturity Treasury issues where supply/ demand fundamentals were favorable paid off during the period. The normalization of the yield curve also boosted performance in this area. Overall the fixed income side helped limit the losses found on the equity side, particularly in the first quarter, giving additional validation to our "balanced" approach.

2001--SECOND HALF MARKET OUTLOOK

Historically, forecasting of the future has been achieved by extrapolating current trends. This has not worked in the current cycle, due to the abundance of twists and turns experienced by the markets. For example, just as there are growing signs that the American economy will avoid a recession-e.g., continued strength of consumer spending and the strong housing market-unmistakable distress signals are beginning to be heard from other quarters-e.g., rising unemployment, eye-popping number of layoffs and a general downturn in European and Asian economies. A major unanswered question hangs in the balanced: As layoffs increase, will consumers finally pull back, halt spending to shore up savings and thereby plunge the economy into the recession it has so deftly avoided to date? Our research suggests that much of the current economic distress has already been factored into stock prices, but that still has not stopped their overall downward spiral. Liquidity has increased as the Fed eased aggressively. Flows of funds into investment vehicles have been consistent. More importantly, the stock market appears to be spreading the leadership roles to include value and mid-cap issues, not just a handful of large cap stocks, as was the case in 1999. As the economy weakens, another concern is whether corporate profits will fall so dramatically that the normal bullish elixir of aggressive Fed easing will be dissipated. Overall, the equity market has bent but has not been broken. If the economy survives the new weakness from abroad as well as the bad news of increased unemployment and profit reductions then history may well call what we are experiencing a "rally recession". We have experienced other "recessions" before; namely, the downturn in the "rustbelt" in the early 80s, the collapse of the "oil patch" in the mid 80s, the crumpling of real estate in the late 80s, and the restructuring of the defense and financial industries in the 1990s. The current debacle in the technology sector may, if we are lucky, be one more example of the resilience of the American economy, assuming a strong performance by other sectors of the economy that could lift the markets to new heights.

For the bond market, the surplus, though smaller than anticipated, will still enable the administration to continue the practice of repurchasing long-dated

                       THE AVATAR ADVANTAGE BALANCED FUND

treasury obligations, resulting in lower yields and higher prices over the long term. Lower inflation, a normal yield curve and an accommodating Fed will lead to attractive investment opportunities not only in the equity markets but in the bond markets as well. A continuing issue for the Fed is that the economy has yet to show the typical reaction to interest rate cuts. We expect to see more analysis of this issue in the months ahead.

Avatar's investment process evaluates current investment risk and alters the portfolio's asset mix to reflect the current investment environment, whether favorable or not. We continuously evaluate our portfolio holdings versus their peer group and the market to ensure each stock is fundamentally sound and to determine if portfolio revisions are required. The first six months of 2001 marked the end of a trailing one-year period that featured the largest swings in historical performance factors in market history. Further more, the past 2 years of market performance has impacted investors' ability to evaluate near term performance in a sensible context due to a series of `once in a lifetime' market events.

We continue to follow our investment discipline that has navigated us through all types of market conditions for over 31 years. In the near term, we have not been as successful in this endeavor as in the past, as the market's lukewarm reaction to Fed action and the technology sector's impact on an already uncertain market has provided a challenging investment environment. We have adjusted the portfolio's industry sector weightings on the equity side to reflect these uncertain times and feel the portfolio is well positioned as we enter the second half of the year.

/s/ Charles White

Charles White
Portfolio Manager
President - Avatar Investors Associates Corporation

The Fund's average annual total return for the period from inception on January 13, 1998 through June 30, 2001 was 5.25%. If the maximum sales charge were reflected, the Fund's return for the same period would have been 3.86%.

The NASDAQ Stock Market is the largest electronic, screen-based market in the world with over 5,100 companies listed.

The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lehman Government Bond Index is composed of the Treasury Bond Index and the Agency Bond Index.

Indexes do not incur expenses and are not available for direct investment.

The Fund is distributed by First Fund Distributors Inc., Phoenix, AZ.

                       THE AVATAR ADVANTAGE BALANCED FUND

SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 57.39%
  AUTOMOBILES: 0.49%
     300  Ford Motor Co.                                                $  7,365
                                                                        --------
  BANKS: 2.32%
     200  The Bank of New York Company, Inc.                               9,600
     300  Washington Mutual, Inc                                          11,265
     300  Wells Fargo & Co.                                               13,929
                                                                        --------
                                                                          34,794
                                                                        --------
  BEVERAGES - ALCOHOLIC: 0.83%
     300  Anheuser-Busch Companies, Inc.                                  12,360
                                                                        --------
  CHEMICALS: 1.74%
     300  Air Products and Chemicals, Inc.                                13,725
     200  Millipore Corp.                                                 12,396
                                                                        --------
                                                                          26,121
                                                                        --------
  CHEMICALS - SPECIALTY: 1.05%
     300  PPG Industries, Inc.                                            15,771
                                                                        --------
  COMPUTER HARDWARE: 0.69%
     200  Celestica, Inc.*                                                10,300
                                                                        --------
  COMPUTER SOFTWARE: 0.48%
     100  Microsoft Corp.*                                                 7,260
                                                                        --------
  COMPUTERS - MICRO: 0.94%
     900  Sun Microsystems, Inc.*                                         14,148
                                                                        --------
  COMPUTERS - PERIPHERALS: 0.78%
     400  EMC Corp.                                                       11,620
                                                                        --------
  CONSUMER FINANCE:  2.38%
     300  AmeriCredit Corp.*                                              15,585
     300  Household International, Inc.                                   20,010
                                                                        --------
                                                                          35,595
                                                                        --------
  CONSUMER STAPLES:  1.18%
     300  Colgate-Palmolive Co.                                           17,697
                                                                        --------
  DIVERSIFIED FINANCIAL SERVICES: 1.29%
     366  Citigroup, Inc.                                                 19,339
                                                                        --------
  DIVERSIFIED MANUFACTURING: 2.77%
     400  General Electric Co.                                            19,500
     300  Honeywell International, Inc.                                   10,497
     100  Minnesota Mining and Manufacturing Co.                          11,410
                                                                        --------
                                                                          41,407
                                                                        --------
  DRUGS & PHARMACEUTICALS: 3.16%
     200  Johnson & Johnson                                               10,000
     750  Pfizer, Inc.                                                    30,038
     200  Schering-Plough Corp.                                            7,248
                                                                        --------
                                                                          47,286
                                                                        --------
  ELECTRIC - INTEGRATED: 1.20%
     300  Dominion Resources, Inc.                                        18,039
                                                                        --------
  ELECTRIC POWER:  1.40%
     600  Cinergy Corp.                                                   20,970
                                                                        --------
  ELECTRIC UTILITIES:  0.64%
     200  TXU Corp.                                                        9,638
                                                                        --------
  ELECTRONIC COMPONENTS - SEMICONDUCTORS: 2.11%
     800  Intel Corp.                                                     23,400
     200  Xilinx, Inc.*                                                    8,248
                                                                        --------
                                                                          31,648
                                                                        --------
  FINANCE - INVESTMENTS BANKERS/BROKERS: 0.79%
     200   Merrill Lynch & Co., Inc.                                      11,850
                                                                        --------
  FINANCE - MORTGAGE LOANS: 1.14%
     200  Fannie Mae                                                      17,030
                                                                        --------
  FINANCIAL GUARANTEE INSURANCE: 0.96%
     200  The PMI Group, Inc.                                             14,332
                                                                        --------
  FOOD - RETAIL: 0.67%
     400  The Kroger Co.*                                                 10,000
                                                                        --------
  FOOD - WHOLESALE: 1.27%
     700  SYSCO Corp.                                                     19,005
                                                                        --------
  HEALTHCARE: 1.38%
     400  Tenet Healthcare Corp.*                                         20,636
                                                                        --------
  HEALTHCARE - DRUGS: 1.05%
     300  Bristol-Myers Squibb Co.                                        15,690
                                                                        --------

                       THE AVATAR ADVANTAGE BALANCED FUND

SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

  INSURANCE - BROKERS: 0.67%
     100  Marsh & McLennan Companies, Inc.                             $  10,100
                                                                       ---------
  INSURANCE - MULTILINE: 1.26%
     219  American International Group, Inc.                              18,834
                                                                       ---------
  MACHINERY CONST/FARM: 0.51%
     100  Cummins Engine Company, Inc.                                     3,870
     100  Deere & Co.                                                      3,785
                                                                       ---------
                                                                           7,655
                                                                       ---------
  MARINE: 0.80%
     300  Teekay Shipping Corp.                                           12,006
                                                                       ---------
  MEDIA: 0.71%
     200  AOL Time Warner, Inc.*                                          10,600
                                                                       ---------
  MEDICAL - BIOMEDICAL GENETICS: 1.31
     400  Baxter International, Inc.                                      19,600
                                                                       ---------
  MOVIES & ENTERTAINMENT: 0.69%
     200  Viacom Inc., Class B*                                           10,350
                                                                       ---------
  OIL - EXPLORATION & PRODUCTION: 1.41%
     200  Devon Energy Corp.                                              10,500
     300  EOG Resources                                                   10,665
                                                                       ---------
                                                                          21,165
                                                                       ---------
  OIL & GAS - DRILLING: 0.50%
     200  Nabors Industries, Inc.*                                         7,440
                                                                       ---------
  PAPER & PAPER PRODUCTS: 1.98%
     400  Georgia-Pacific Corp.                                           13,540
     300  Temple-Inland, Inc.                                             15,987
                                                                       ---------
                                                                          29,527
                                                                       ---------
  PETROLEUM PRODUCTS: 1.75%
     300  Exxon Mobil Corp.                                               26,205
                                                                       ---------
  PHARMACEUTICALS: 1.17%
     300  American Home Products Corp.                                    17,532
                                                                       ---------
  REINSURANCE: 0.50%
     100  Everest Re Group, Ltd.                                           7,480
                                                                       ---------
  RETAIL 2.55%
     400  Target Corp.                                                    13,840
     500  Wal-Mart Stores, Inc.                                           24,400
                                                                       ---------
                                                                          38,240
                                                                       ---------
  RETAIL PRODUCTS: - BUILDING 0.78%
     250  The Home Depot, Inc.                                            11,638
                                                                       ---------
  RETAIL-APPAREL: 1.12%
     200  AnnTaylor, Inc.*                                                 7,160
     300  The TJX Companies, Inc.                                          9,561
                                                                       ---------
                                                                          16,721
                                                                       ---------
  SEMICONDUCTOR EQUIPMENT: 2.19%
     300  Applied Materials, Inc.                                         14,730
     200  Novellus Systems, Inc.*                                         11,358
     200  Teradyne, Inc.*                                                  6,620
                                                                       ---------
                                                                          32,708
                                                                       ---------
  SPECIALTY STORES: 0.60%
     300  Bed Bath & Beyond, Inc.*                                         9,000
                                                                       ---------
  SYSTEMS SOFTWARE: 1.02%
     800  Oracle Corp.                                                    15,200
                                                                       ---------
  TELECOMMUNICATIONS - EQUIPMENT: 1.60%
     200  QUALCOMM, Inc.*                                                 11,696
     300  Scientific-Atlanta Inc.                                         12,180
                                                                       ---------
                                                                          23,876
                                                                       ---------
  TELEPHONE: 0.81%
     300  BellSouth Corp.                                                 12,081
                                                                       ---------
  TRUCKING: 0.75%
     400  CNF Transportation, Inc.                                        11,300
                                                                       ---------
  TOTAL COMMON STOCKS
    (Cost $811,228)+                                                     859,158
                                                                       ---------

PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

CORPORATE BONDS: 3.29%
$ 50,000  Wells Fargo & Company, 6.45%, 02/01/2011
  (Cost $50,209)                                                          49,256
                                                                       ---------

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                       THE AVATAR ADVANTAGE BALANCED FUND

SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 35.88%
$150,000  Federal Home Loan Mortgage Corp., 5.75%, 7/15/03           $  153,020
  15,000  Federal National Mortgage Associations, 6.00%,
            12/15/2005                                                   15,317
  50,000  Federal National Mortgage Associations, 6.625%,
            11/15/2030                                                   50,380
 230,000  U.S. Treasury Bonds, 12.00%, 08/15/13                         318,496
                                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
  (Cost $543,732)+                                                      537,212
                                                                     ----------
SHORT-TERM INVESTMENT: 2.16%
  32,319  Firstar Stellar Treasury Fund (Cost $32,319)                   32,319
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $1,437,489): 98.72%                                           1,477,945
Other Assets less Liabilities: 1.28%                                     19,228
                                                                     ----------
Net Assets: 100.00%                                                  $1,497,173
                                                                     ==========

*  Non-income producing security.

+  Gross unrealized appreciation and depreciation of securities is as follows:

Gross unrealized appreciation                                         $  93,087
Gross unrealized depreciation                                           (52,631)
                                                                      ---------
    Net unrealized appreciation                                       $  40,456
                                                                      =========

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $1,437,489) .......     $ 1,477,945
  Receivables:
    Dividends and interest ....................................          16,561
    Due from advisor ..........................................          11,956
    Securities sold ...........................................          20,925
  Deferred organization costs .................................           3,835
  Prepaid expenses ............................................             822
                                                                    -----------
      Total assets ............................................       1,532,044
                                                                    -----------

LIABILITIES
  Payables:
    Administration fees .......................................           2,466
    Securities purchased ......................................          10,509
    Accrued expenses ..........................................          21,896
                                                                    -----------
      Total liabilities .......................................          34,871
                                                                    -----------

NET ASSETS ....................................................     $ 1,497,173
                                                                    ===========

  NET ASSET VALUE AND REDEMPTION* PRICE PER SHARE
    [$1,497,173 / 147,463 shares outstanding; unlimited
    number of shares (par value $.01) authorized] .............     $     10.15
                                                                    ===========

   OFFERING PRICE PER SHARE ($10.15 / .9550) ..................     $     10.63
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital .............................................     $ 1,547,500
  Accumulated net investment income ...........................          16,001
  Accumulated net realized loss on investments ................        (106,784)
  Net unrealized appreciation on investments ..................          40,456
                                                                    -----------
      Net assets ..............................................     $ 1,497,173
                                                                    ===========

* Redemption of shares held less than 1 year are subject to a 1% redemption fee payable to the Fund.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Interest .....................................................    $  18,994
    Dividends ....................................................        4,529
    Other ........................................................        1,288
                                                                      ---------
       Total income ..............................................       24,811
                                                                      ---------
  Expenses
    Administration fees (Note 3) .................................       14,876
    Professional fees ............................................       11,274
    Fund accounting fees .........................................        7,444
    Advisory fees (Note 3) .......................................        5,836
    Transfer agent fees ..........................................        5,593
    Custody fees .................................................        2,370
    Trustee fees .................................................        2,132
    Deferred organization expense ................................        1,240
    Miscellaneous ................................................          993
    Insurance expense ............................................          645
    Reports to shareholders ......................................          404
    Registration expense .........................................           36
                                                                      ---------
       Total expenses ............................................       52,843
       Less: advisory fee waiver and absorption (Note 3) .........      (41,950)
                                                                      ---------
       Net expenses ..............................................       10,893
                                                                      ---------
         NET INVESTMENT INCOME ...................................       13,918
                                                                      ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on investments .............................      (93,171)
    Net change in unrealized depreciation on investments .........     (130,941)
                                                                      ---------
      Net realized and unrealized loss on investments ............     (224,112)
                                                                      ---------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $(210,194)
                                                                      =========

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    Six Months       Year Ended
                                                       Ended        December 31,
                                                  June 30, 2001#        2000
                                                   -----------      -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ......................     $    13,918      $    30,533
  Net realized (loss)/gain on investments ....         (93,171)          61,845
  Net unrealized depreciation on investments .        (130,941)        (110,152)
                                                   -----------      -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................        (210,194)         (17,774)
                                                   -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ......................              --          (28,449)
  Net realized gain on security transactions .              --          (69,857)
  In excess of net realized gains ............              --               --
                                                   -----------      -----------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......               0          (98,306)
                                                   -----------      -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
    Total increase in net assets derived from
      net change in outstanding shares (a) ...               0           98,306
    TOTAL DECREASE IN NET ASSETS .............        (210,194)         (17,774)
                                                   -----------      -----------

NET ASSETS
    BEGINNING OF PERIOD ......................       1,707,367        1,725,141
                                                   -----------      -----------
    END OF PERIOD ............................     $ 1,497,173      $ 1,707,367
                                                   ===========      ===========

(a) A summary of share transactions is as follows:

                                      Six Months Ended           Year Ended
                                       June 30, 2001#         December 31, 2000
                                      ----------------       -------------------
                                      Shares     Value       Shares       Value
                                      ------     -----       ------       -----
Shares sold .......................      0         $0             0      $     0
Shares issued in reinvestment of
  distributions ...................      0          0         8,417       98,306
Shares redeemed ...................      0          0             0            0
                                      ------     -----       ------      -------
Net increase ......................      0         $0         8,417      $98,306
                                      ======     =====       ======      =======

# Unaudited.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                      Six Months          Year Ended December 31,     Jan.  13, 1998*
                                                         Ended           -------------------------        through
                                                    June 30, 2001#          2000           1999        Dec. 31, 1998
                                                    --------------       ---------       ---------     -------------
Net asset value, beginning of period .............     $   11.58         $   12.41       $   11.95       $   10.00
                                                       ---------         ---------       ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................          0.09              0.22            0.21            0.19
  Net realized and unrealized gain
    on investments ...............................         (1.52)            (0.34)           1.17            2.11
                                                       ---------         ---------       ---------       ---------
Total from investment operations .................         (1.43)            (0.12)           1.38            2.30
                                                       ---------         ---------       ---------       ---------
LESS DISTRIBUTIONS:
  From net investment income .....................          0.00             (0.20)          (0.21)          (0.19)
  From net realized gain .........................          0.00             (0.51)          (0.67)          (0.16)
  In excess of net realized gain .................          0.00              0.00           (0.04)           0.00
                                                       ---------         ---------       ---------       ---------
Total distributions ..............................          0.00             (0.71)          (0.92)          (0.35)
                                                       ---------         ---------       ---------       ---------

Net asset value, end of period ...................     $   10.15         $   11.58       $   12.41       $   11.95
                                                       =========         =========       =========       =========

Total return .....................................        (12.35%)+          (1.04%)         11.82%          23.11%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ............     $   1,497         $   1,707       $   1,725       $   1,543

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursement ..................          6.80%++           6.47%           7.28%           8.59%++
   After expense reimbursement ...................          1.40%++           1.40%           1.40%           1.40%++

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
  After expense reimbursement ....................          1.79%++           1.72%           1.73%           1.89%++
Portfolio turnover rate ..........................         33.63%+           75.53%         101.53%          95.00%+

*   Commencement of operations.
#   Unaudited.
++  Annualized.
+   Not annualized.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION

     The Avatar Advantage Balanced Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Avatar Advantage Balanced Fund's primary investment objective is to seek long-term capital appreciation and to preserve profits during market downturns by investing in a mix of stocks, bonds and money market instruments. The Fund began operations on January 13, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted

                       THE AVATAR ADVANTAGE BALANCED FUND
          accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. DEFERRED ORGANIZATION COSTS: The Avatar Advantage Balanced Fund has incurred expenses in the amount of $12,500 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

     E USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 2001, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended June 30, 2001, the Fund incurred $5,836 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2001, the Advisor reduced its fees and absorbed Fund expenses in the

                       THE AVATAR ADVANTAGE BALANCED FUND
amount of $41,950; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $315,495 at April 30, 2001. Cumulative expenses subject to recapture expire as follows:

                           Year              Amount
                           ----              ------
                           2003            $ 183,744
                           2004               89,771
                           2005               41,950
                                           ---------
                                           $ 315,495
                                           =========

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Feed asset level                        Fee rate
----------------                        --------
Less than $15 million                   $30,000
$15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
More than $150 million                  0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the six months ended June 30, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $509,951 and $660,097 respectively.

================================================================================

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022
                            www.avatar-associates.com

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                           4455 East Camelback Road,
                                  Suite 261-E
                             Phoenix, Arizona 85018

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                             ICA Fund Services, Inc.
                           4455 East Camelback Road,
                                  Suite 261-E
                             Phoenix, Arizona 85018
                                 (800)576-8229

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                        San Francisco, California 94104

================================================================================

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.